UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  March 15, 2004


                     GS AUTO LOAN TRUST 2004-1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-101904-02      51-6548509
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On March 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST
2004-1



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1                             Monthly report distributed to
                                               holders of GS Auto Loan Trust
                                               2004-1 relating to the March
                                               15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   3/20/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the March 15, 2004 distribution.





                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            3/14/04
Distribution Date:      3/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                                              Distribution Summary



                                                                                        per $1,000 original Principal
Principal Distribution Amount                                                           Balance of the Notes



        Class A-1 Notes                                42,412,235.57                  126.175445040
        Class A-2 Notes                                         0.00                    0.000000000
        Class A-3 Notes                                         0.00                    0.000000000
        Class A-4 Notes                                         0.00                    0.000000000
        Class B Notes                                           0.00                    0.000000000
        Class C Notes                                           0.00                    0.000000000
        Class D Notes                                           0.00                    0.000000000
        Certificates                                            0.00




Interest Distribution Amount


        Class A-1 Notes:                                  207,284.48                    0.616666667
        Class A-2 Notes                                   248,261.67                    0.833333333
        Class A-3 Notes                                   372,683.73                    1.183333333
        Class A-4 Notes                                   329,897.03                    1.472222222
        Class B Notes                                      67,590.03                    1.194444444
        Class C Notes                                      39,759.29                    1.488888889
        Class D Notes                                      81,244.44                    2.777777778
        Certificates                                            0.00





Pool Balance and Pool Factor                            1,233,099,391.58                0.969701261


Net Servicing Fee (current month)                              21,193.80
Amount current month Net Servicing Fee not paid                     0.00
Repayment of prior unpaid Net Servicing Fees                        0.00
Net Servicing Fee paid to Servicer                             21,193.80


Cumulative balance of unpaid Net Servicing Fee                      0.00


Receivables Servicer Supplement Payment Amount                298,552.19
  Ford Credit                                                 761,137.91
  Huntington
Total Receivables Servicer Supplement Payment Amount        1,059,690.10


Note Balance                                                                            Note Pool Factor

        Class A-1 Notes:                            293,724,764.43                      0.873824555
        Class A-2 Notes                             297,914,000.00                      1.000000000
        Class A-3 Notes                             314,944,000.00                      1.000000000
        Class A-4 Notes                             224,081,000.00                      1.000000000
        Class B Notes                                56,587,000.00                      1.000000000
        Class C Notes                                26,704,000.00                      1.000000000
        Class D Notes                                29,248,000.00                      1.000000000



Unpaid Principal


        Increase / (Decrease) in Class A-1 Unpaid Principal                     0.00
        Class A-1 Unpaid Principal (Cumulative)                                 0.00

        Increase / (Decrease) in Class A-2 Unpaid Principal                     0.00
        Class A-2 Unpaid Principal (Cumulative)                                 0.00

        Increase / (Decrease) in Class A-3 Unpaid Principal                     0.00
        Class A-3 Unpaid Principal (Cumulative)                                 0.00

        Increase / (Decrease) in Class A-4 Unpaid Principal                     0.00
        Class A-4 Unpaid Principal (Cumulative)                                 0.00

        Increase / (Decrease) in Class B Unpaid Principal                       0.00
        Class B Unpaid Principal (Cumulative)                                   0.00

        Increase / (Decrease) in Class C Unpaid Principal                       0.00
        Class C Unpaid Principal (Cumulative)                                   0.00

        Increase / (Decrease) in Class D Unpaid Principal                       0.00
        Class D Unpaid Principal (Cumulative)                                   0.00



Unpaid Interest


        Increase / (Decrease) in Class A-1 Unpaid Interest                      0.00
        Class A-1 Unpaid Interests (Cumulative)                                 0.00

        Increase / (Decrease) in Class A-2 Unpaid Interest                      0.00
        Class A-2 Unpaid Interest (Cumulative)                                  0.00

        Increase / (Decrease) in Class A-3 Unpaid Interest                      0.00
        Class A-3 Unpaid Interest (Cumulative)                                  0.00

        Increase / (Decrease) in Class A-4 Unpaid Interest                      0.00
        Class A-4 Unpaid Interest (Cumulative)                                  0.00

        Increase / (Decrease) in Class B Unpaid Interest                        0.00
        Class B Unpaid Interest (Cumulative)                                    0.00

        Increase / (Decrease) in Class C Unpaid Interest                        0.00
        Class C Unpaid Interest (Cumulative)                                    0.00

        Increase / (Decrease) in Class D Unpaid Interest                        0.00
        Class D Unpaid Interest (Cumulative)                                    0.00



Three Month Annualized Net Loss Ratio                                           0.01%
  Current Month Net Loss Ratio                                                  0.00%
  Prior Month Net Loss Ratio                                                    0.00%
  Two months prior Monthly Net Loss Ratio                                       0.00%


Purchase Amount of Receiveables repurchased in current Collection Period   19,648.90

Liquidated Receivables during the current Collection Period                61,114.71

Delinquencies


  Principal Balance of Receivables which are delinquent:
                                                                        30-59 days      6,512,656.67
                                                                        60-89 days        233,828.38
                                                                        90 + days               0.00
  Count of Receivables which are delinquent:
                                                                        30-59 days               414
                                                                        60-89 days                15
                                                                        90 + days                  0

  As a percentage of Pool balance, Receivables that are delinquent:
                                                                        30-59 days              0.53%
                                                                        60-89 days              0.02%
                                                                        90 + days               0.00%



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